Segregated funds	12 Months Ended
Oct. 31, 2023
Text Block [Abstract]
Segregated funds

Note 16 Segregated funds
We offer certain individual variable insurance contracts that allow policyholders to invest in segregated funds. The investment returns on these funds are passed directly to the policyholders. Amounts invested are at the policyholders’ risk, except where the policyholders have selected options providing maturity and death benefit guarantees. A liability for the guarantees is recorded in Insurance claims and policy benefit liabilities.
Segregated fund net assets are recorded at fair value. All of our segregated fund net assets are categorized as Level 1 in the fair value hierarchy. The fair value of the segregated fund liabilities is equal to the fair value of the segregated fund net assets. Segregated fund net assets and segregated fund liabilities are presented on separate lines on the Consolidated Balance Sheets. The following tables present the composition of net assets and the changes in net assets for the year.
Segregated fund net assets

	As at

(Millions of Canadian dollars)	October 31 2023	October 31 2022
Cash	$40	$39
Investment in mutual funds	2,719	2,598
Other assets (liabilities), net	1	1
	$2,760	$2,638
Changes in net assets

	For the year ended

(Millions of Canadian dollars)	October 31 2023	October 31 2022
Net assets at beginning of period	$2,638	$2,666
Additions (deductions):
Deposits from policyholders	734	859
Net realized and unrealized gains (losses)	52	(301)
Interest and dividends	76	56
Payment to policyholders	(668)	(573)
Management and administrative fees	(72)	(69)
Net assets at end of period	$2,760	$2,638